UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 30, 2007 (April 30, 2007)

MedImmune, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19131	52-1555759
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One MedImmune Way, Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 398-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On April 30, 2007, MedImmune, Inc. (the “Company”) issued a press release announcing its results of operations of the Company for the first fiscal quarter ended March 31, 2007.  A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished in its entirety pursuant to Item 2.02.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release by MedImmune, Inc., dated April 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedImmune, Inc.

Date: April 30, 2007	By:	/s/ William C. Bertrand, Jr. Esq.
William C. Bertrand Jr., Esq.
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by MedImmune, Inc., dated April 30, 2007.